_________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 19, 2002





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   333-86786            41-1955181
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)



        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 5
       _________________________________________________________________

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.*

Filing of Certain Materials

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Residential Asset Mortgage Products, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its GMACM Home Loan Trust 2002-HLTV1, GMACM Home Loan-Backed Term Notes, Series 2002-HLTV1 (the "Notes").

Incorporation of Certain Documents by Reference

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with the Securities and Exchange Commission on May 13, 2002), as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2002 (which was filed with the Securities and Exchange Commission on August 14, 2002), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002 and August 14, 2002, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No.333-86786) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to GMACM Home Loan-Backed Term Notes, Series 2002-HLTV1, and shall be deemed to be a part hereof and thereof.



____________________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 23, 2002 and the prospectus supplement dated September 19, 2002 (collectively, the "Prospectus"), of Residential Asset Mortgage Products, Inc., relating to its GMACM Home Loan Trust 2002-HLTV1, GMACM Home Loan-Backed Term Notes, Series 2002-HLTV1.

Item 7.  Financial Statements and Exhibits

         Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1 Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries ("Ambac") with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 23, 2002 on the audit of the consolidated financial statements of Ambac as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001 and
        (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:    /s/ Patricia C. Taylor
                                            Name:   Patricia C. Taylor
                                            Title:  Vice President


Dated:  September 20, 2002

                                  Exhibit Index


Exhibit                                                  Page

23.1           Consent of KPMG LLP                        5

                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:


        We consent to the incorporation by reference in the registration statement (No. 333-86786) of Residential Asset Mortgage Products, Inc. (the
"Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated September 19, 2002, of our report dated January 23, 2002 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 26, 2002, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                                          /s/ KPMG LLP


New York, New York
September 19, 2002